AMERICAN TonerServ
Your Toner & Service Solution

CEO Quarterly Update - Q3 2009



Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1217 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)

AMERICAN TonerServ

CEO Quarterly Update - Q3 2009

Your Toner & Service Solution

A LEADER IN THE $6 BILLION RECYCLED PRINTER CARTRIDGE AND SERVICE INDUSTRY





EQUIPMENT



SUPPLIES



TECH SERVICE



IT SOLUTIONS

OTCBB (ASVP)

Growing in Down Economy


Revenues
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2,653,858
4,684,862
6,243,763
7,356,376
7,760,601
+ $31 M Annualized Revenue Run Rate
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09

EBITDA +



Adjusted EBITDA *
$500,000
$-
$(500,000)
(397,765)
(240,914)
13,503
270,913
61,200
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses).
Please see attached press release dated November 10, 2009 for information concerning this non-GAAP financial measure.

Financial Summary


Revenues
Net Loss
Adjusted EBITDA *
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
2,653,858
(956,081)
(397,765)
4,684,862
(1,232,990)
(240,914)
6,243,763
(277,614)
$13,503
7,356,376
(568,452)
$270,913
7,760,601
(1,028,777)
61,200
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses). Please see attached press release dated November 10, 2009 for information concerning this non-GAAP financial measure.

Organic Growth Initiatives

- National hospital purchasing group contract

- **SALES PARTNER**
  P R O G R A M



Join the Fastest Growing Company in the Industry
Highest Quality Products
Best Prices
Largest Commissions
Click Play to Watch a Message from our CEO about the ATS
SALES PARTNER
PROGRAM
play
Chuck Mache
CEO, American TonerServ



Executing on Hospital Rollout

	Existing Divisions Prior to Contract	New Divisions Rolled Out in 2009	New Division Rolling Out Now	TOTAL
DIVISIONS	2	2	1	5
H	41	28	12	81
	6,055	5,081	1,500	12,636

Elite Sales Partner Prospects

AMERICAN TonerServ

Big Box

STAPLES
that was easy

Corporate Express

Office DEPOT
Taking Care of Business

OfficeMax

OEM

hp

LEXMARK

DELL

IBM

XEROX

Independent Dealer



Executing on Sales Partner Program

AMERICAN TonerServ

SALES PARTNER PROGRAM

NEW ELITE SALES PARTNER

- Industry Veteran
- Previously with Lexmark (10+ years)
- Managed large account base (end-users)

PIPELINE

- Hot Prospects: 2 Elite Sales Partners
  4 Independent Sales Partners
- In Discussions: 11
- Candidates: 20+

Executing on Sales Partner Program

SALES PARTNER
PROGRAM

NEW ELITE SALES PARTNER

- Industry Veteran
- Previously with Lexmark (10+ years)
- Managed large account base (end-users)

SINCE PROGRAM INCEPTION
(March 1, 2009)

New Sales Partners	Revenue (Mar – Sep)
23	$1,756,334

PIPELINE

- Hot Prospects: 2 Elite Sales Partners
  4 Independent Sales Partners
- In Discussions: 11
- Candidates: 20+

2010 Initiatives

- **SALES PARTNER PROGRAM**



Join the Fastest Growing Company in the Industry
Highest Quality Products
Best Prices
Largest Commissions
Click Play to Watch a Message from our CEO about the ATS
SALES PARTNER PROGRAM
play
Chuck Mache
CEO, American TonerServ



- **National Hospital Contract**

- **OEM Conversion**

OEM Conversion Strategy

CAPTURE CUSTOMERS

MIGRATE

CONVERT PRODUCT SET





HP LaserJet
42x
4250 · 4350

OEM



HP LaserJet
42x
4250 · 4350

OEM



Premium Compatible
Toner Cartridge
Guaranteed!

COMPATIBLE

OEM Conversion Strategy

	OEM	COMPATIBLE	
	HP LaserJet
42x
4250 · 4350	Premium Compatible
Toner Cartridge
Guaranteed!	Green Solution
CUSTOMER SPEND	$224 / Unit	$170 / Unit	20-50% Savings
ATS GROSS MARGIN	10 - 20%	30 - 50%	Margin Improvement

Investor Relations

THE INVESTOR RELATIONS GROUP

- **Full-service corp communications firm**
- **Investor relations**
- **Public relations**
- **Nano-, micro-, small-cap companies**
- **Equivalent in-house services of a large-cap company.**

Greg Curhan

- **Board Member**, American TonerServ Corp
- **President & CEO**, CleanTech Capital Consulting, Inc.
- **Former President**, Merriman, Curhan, Ford & Co.
- **Former CFO**, WorldRes.com
- **Former Partner**, Volpe Brown Whelan

Safe Harbor Statement

Except for historical information contained herein, the matters set forth above may be forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of management, as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors such as the level of business and consumer spending, the amount of sales of the Company's products, the competitive environment within the industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts, economic conditions in the industry and the financial strength of the Company's customers and suppliers. The Company does not undertake any obligation to update such forward-looking statements. Investors are also directed to consider all other risks and uncertainties.

Thank You

Your Toner & Service Solution

CEO Quarterly Update - Q3 2009



Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1217 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)